                                                             Exhibit 10.50 (f-2)
                                FIRST AMENDMENT

                                       TO

                          SPONSORS' SUPPORT AGREEMENT


THIS FIRST AMENDMENT (this "Amendment"), dated February 6, 1998, is made between
                            ---------
ADVANCED MICRO DEVICES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."), AMD SAXONY HOLDING
                                             --------
GMBH, Dresden, registered in the Commercial Register of the Dresden County Court, HRB 13931 ("AMD Holding"; and, together with AMD Inc., collectively, the
                   -----------
"Sponsors"), DRESDNER BANK LUXEMBOURG S.A., as Agent (and successor to Dresdner
 --------
Bank AG ("Dresdner") in such capacity) under the Loan Agreement referred to
          --------
below (in such capacity, the "Agent") for the Banks referred to below, and
                              -----
DRESDNER, as Security Agent under such Loan Agreement (in such capacity, the

"Security Agent"), for the Secured Parties referred to below.
---------------


                              W I T N E S S E T H:


WHEREAS, AMD Saxony Manufacturing GmbH, Dresden, registered in the Commercial Register of the Dresden Country Court HRB 13186 ("AMD Saxonia"), a wholly-owned
                                                  -----------
Subsidiary (such and other capitalized terms being used in this Amendment with the meanings set out in Section 1.1 of this Amendment) of AMD Holding, which is,
                        -----------
in turn, a wholly-owned Subsidiary of AMD Inc., has been formed for the purpose of constructing, owning, and operating (i) the Plant and (ii) the integrated Design Center;

WHEREAS, in order to finance the construction of the Plant and the Design Center, and start-up costs of the operation of the Plant, inter alia, (i) AMD Saxonia has entered into the Loan Agreement providing, inter alia, for two separate senior secured term and standby facilities aggregating up to DM 1,650,000,000 (one billion six hundred fifty million Deutsche Marks), and (ii) the Sponsors, the Agent and the Security Agent have entered into that certain Sponsors' Support Agreement dated 11 March 1997 (the "Sponsors' Support
                                                      -----------------
Agreement") providing (x) certain assurances to the Agent and Security Agent
---------
with respect to the completion of the Project, and (y) certain undertakings to and for the benefit of the Secured Parties;

WHEREAS, AMD Saxonia wishes, with the consent of the Sponsors to, among other things, replace the initial Approved Project Budget with another Approved Project Budget;

WHEREAS, the Sponsors are willing to provide certain additional undertakings to and for the benefit of the Secured Parties as provided in this Amendment and to amend and supplement the Sponsors' Support Agreement on the terms and subject to the conditions of this Amendment;


NOW, THEREFORE, the Sponsors, the Agent (for itself and on behalf of the Banks), and the Security Agent (on behalf of the Secured Parties), agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1 Definitions Capitalized terms not otherwise defined in this Amendment are used with the definitions assigned to them in the Sponsors' Support Agreement.

SECTION 1.2 Construction In this Amendment, unless the context requires otherwise, references to Sections and Schedules are to Sections and Schedules of the Sponsors' Support Agreement. Section headings are inserted for reference only and shall be ignored in construing this Amendment.


                                   ARTICLE II
                                   AMENDMENTS

SECTION 2.1 The Sponsors' Support Agreement will be amended as more particularly set out below. In all other respects, the Sponsors' Support Agreement shall continue in full force and effect.

(i) In the introduction, in the first line, the words "(as amended)" shall be added after "11 March 1997", and in the second line, the word "organised" shall be deleted and replaced with the word "organized"; in the pre-penultimate line, there shall be deleted the words "(in such capacity, the "Agent")";
      -----

(ii) In the recitals, there shall be included after the fourth paragraph, a new recital as follows:

          "WHEREAS, on 1 July 1997, Dresdner transferred its rights and obligations as Agent to Dresdner Bank Luxembourg S.A. (in such capacity as successor to Dresdner, the "Agent") pursuant to (S) 22.11
                                                  -----               ---------
          of the Loan Agreement;"

(iii)  In Section 1.1, the following changes shall be made:

     (a)  the following definitions shall be replaced as follows:

          (1) ""Agent" has the meaning assigned to that term in the fifth
                -----
              recital to this Agreement."

          (2) ""Approved Project Budget" means:
                -----------------------

             (i)      that certain Project Budget, in the form set out in

                      Schedule 6 to the Loan Agreement, which has been prepared
                      ----------
                      by AMD Saxonia and approved by each Sponsor; and

             (ii) at any time after such Project Budget has been updated, amended, supplemented, or otherwise modified, and prior to Completion, any such updated, amended, supplemented, or modified Project Budget having been approved by each AMD Company (such approval of each Sponsor not to be unreasonably withheld or delayed) and the Agent (which may, in its sole discretion, consult with the Technical Advisor and the Banks' Auditor) in accordance with (S)18.2
                                                                         -------
                      of the Loan Agreement.

             The Approved Project Budget referred to in paragraph (i) above and (subject to the requirements of (S)13.1(i)(d)(y)(1)) each
                                             -------------------
             subsequent Approved Project Budget from time to time in effect shall itemise, separately from the other information set forth therein, and on a Project Phase by Project Phase basis, the aggregate Capital Expenditure then required to be made by AMD Saxonia in order to complete each then uncompleted Project Phase of the Project and to achieve Completion. All references herein to the Approved Project Budget shall, at any time, refer to the Approved Project Budget as then in effect."

          (3) ""Business Day" means any day of the year on which banks are
                ------------
              generally open for business in London, Frankfurt am Main, Dresden, Luxembourg and, to the extent the same relates to any obligation to be performed by AMD Inc., San Francisco."

          (4) ""Cost Overruns" means, at any time, the difference at such time
                -------------
              between Capital Expenditure estimated in the Approved Project Budget and, if more, the actual Capital Expenditure incurred, including Deemed Cost Overruns but excluding, for the purpose of

              Sections 4.1, 4.2, 4.3 (i) and 4.4 only, Cash Funded Cost
              --------------------------     ---
              Overruns, if any, in each case calculated on a cumulative basis."

          (5) ""Guaranty Decision" means the decision dated 2 July 1996 set out
                -----------------
              in Schedule 24 to the Loan Agreement concerning the guaranty
                 -----------
              application made by AMD Saxonia, including the following documents as referred to therein:

             (i) the specimen credit agreement F 13.09.1990 (1993 Edition) Federal/State or THA

             (ii) the General Terms and Conditions applicable to the assumption of Guaranties by the Federal Republic of Germany and the States of the Accession Territory (States) in the edition dated F 04.01.1993 Federal/State, together with


             (iii) Notes relating to applications for guaranties and loans of the Treuhandanstalt Berlin and/or Federal and State guaranties for projects in the Accession Territory in the edition dated 1993 F 12.10.1990, together with the Memorandum of Understanding ("Gemeinsame Feststellungen") dated 19 February 1997, the Amendment Decision of the Guarantors of 12 December 1997 and a letter of confirmation from C&L Deutsche Revision AG dated 5 January 1998."

          (6) ""Management Plan" means the project concept attached as Schedule
                ---------------                                        --------
              14 to the Loan Agreement, as the same may from time to time be
              --
              further amended or modified by AMD Saxonia (with the consent of each Sponsor, whose consent will not be unreasonably delayed or withheld) in accordance with the terms of this Agreement and the Loan Agreement and in effect."

     (b)  the following new definitions shall be added in alphabetical order:

          (1) ""Cash Funded Cost Overrun" means at any time, any difference at
                ------------------------
              such time between Capital Expenditure estimated in the Approved Project Budget and, if more, Capital Expenditure incurred, but only to the extent the same was originally funded by AMD Saxonia from cash (other than Equity Capital, contributions to capital reserves or subordinated loans made available by the Sponsors pursuant to Sections 4.1 or 4.3(i) or the proceeds of Tranche B
                          ------------    ------
              Advances) in the Fiscal Years 2000 and 2001 and in any event no later than Financial Completion;"

          (2) ""Class C Sponsors' Loans" has the meaning assigned to that term
                -----------------------
              in Section 3.1."
                -----------

          (3) ""Consolidated Net Income" has the meaning assigned to that term
                -----------------------
              in the AMD Inc. Senior Secured Note Indenture."

          (4) ""Contribution Date" means 31 January 1999."
                -----------------

          (5) ""Deemed Cost Overrun" has the meaning assigned to that term in
                -------------------
              Section 4.3 (ii)."
              ----------------

          (6) ""Liquidity Shortfall" has the meaning assigned to that term in
                -------------------
              Section 4.3 (ii);"
              ----------------

          (7) ""Minimum Liquidity" means, following the funding of a Cash Funded
                -----------------
              Cost Overrun and after the amount standing to the credit of the reserve account established pursuant to (S) 19.4 of the Loan Agreement has reached the full amount of the Minimum Reserve Amount (within the meaning of the Loan Agreement) of DM 72,500,000, an amount of liquidity to be maintained by AMD Saxonia of at least DM 100,000,000 (including the aforesaid Minimum Reserve Amount of DM 72,500,000), as tested:

             (i) at the end of the then current Fiscal Quarter, by reference to the quarterly financial statements submitted to the Agent pursuant to (S) 16.2.1 of the Loan Agreement; and, in addition

             (ii) on each of 30 June 2001 and 31 December 2001 (for amounts funded during the immediately preceding full Fiscal Quarter and thereafter up to and including the first such testing date) DM 100,000,000 (including the aforesaid Minimum Reserve Amount of DM 72,500,000) plus the amount only of the scheduled repayment of the Facilities due on such date."

          (8) ""Stock Offering" means a public or private sale or other
                --------------
              placement of stock of AMD Inc. in the capital markets (which, for avoidance of doubt, shall not include (i) the issuance by AMD Inc. of stock options (and/or the issuance by AMD Inc. of stock upon the exercise of any existing or future such stock options) to any of its or its affiliates' directors, officers and/or employees or
              (ii) purchases of AMD Inc. stock by Fujitsu Limited in connection with the Fujitsu AMD Semiconductor Limited joint venture between AMD Inc. and Fujitsu Limited)."

(iv) In Section 2.1:

     (a)  para (i) shall be replaced as follows:

          "(i) to the extent, but only to the extent, reflected in AMD Saxonia's financial statements referred to in (S) 15.1.6 of the
                                                              ----------
                Loan Agreement (or, if not so reflected, as certified by AMD Inc. to the Agent and the Security Agent as of the Loan Agreement Effective Date), Equity Capital contributed by the

                Sponsors to AMD Saxonia prior to the Loan Agreement Effective Date shall be taken into account in determining whether the Sponsors shall have complied with their obligations under this
                Article II;" and
                ----------

     (b)  para (iii) (a) shall be replaced as follows:

          "(iii) (a)  any Sponsors' Loan made by either Sponsor pursuant to this Agreement or the Sponsors' Loan Agreement before or after the Loan Agreement Effective Date, including without limitation, the additional Sponsors' Loan in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997 and referred to in Section 3.5 below;
                                                           -----------
                      or"

(v)  Section 3.1 shall be replaced as follows:

     "SECTION 3.1 Undertaking to Make Class A, Class B and Class C Sponsors' Loans. The Sponsors, jointly and severally, hereby undertake that either Sponsor or both of the Sponsors will make Sponsors' Loans to AMD Saxonia:

     (i) in an aggregate principal amount of at least DM 290,000,000 (two hundred ninety million Deutsche Marks) for all such Sponsors' Loans, the exact amount thereof being equal to the Deutsche Mark Equivalent of $200,000,000 (two hundred million Dollars) for all such Sponsors' Loans, as contemplated by Section 3.2 (the "Class A Sponsors' Loans");
                                    -----------       -----------------------

     (ii) in an aggregate principal amount of up to an additional DM 145,000,000 (one hundred forty five million Deutsche Marks) as contemplated by Section 3.3 (the "Class B Sponsors' Loans"); and
                          -----------       -----------------------

     (iii) in an aggregate principal amount of $70,000,000 (seventy million Dollars) as contemplated by Section 3.4 (the "Class C Sponsors'
                                       -----------       -----------------
           Loans").

For the avoidance of doubt:

     (i) the obligations of the Sponsors under the Sponsors' Loan Agreement are intended to reflect, rather than to be in addition to, the obligations of the Sponsors pursuant hereto;

     (ii) with the exception of the additional Sponsors' Loan in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997 and referred to in Section 3.5 below, Sponsors' Loans and/or contributions
                         -----------
          (to the extent, but only to the extent, not otherwise taken into account in determining whether AMD Holding has complied with its obligations under Article II) by AMD Holding to AMD Saxonia's capital reserves made to AMD Saxonia prior to the Loan Agreement Effective Date shall be taken into account, to the extent, but only to the extent, reflected in AMD Saxonia's financial statements referred to in (S) 15.1.6 of the Loan Agreement (or, if
                                    ----------
          not so reflected, as certified by AMD Inc. to the Agent and the Security Agent as of the Loan Agreement Effective Date) as Class A Sponsors' Loans in determining whether the Sponsors shall have complied with their obligations under this Article III;
                                                     -----------

    (iii) although the obligations of the Sponsors contained in this Article
                                                                     -------
          III are in addition to, and not in limitation of, their respective
          ---
          obligations contained elsewhere in this Agreement and in the other Operative Documents, if the Agent shall have otherwise expressly consented thereto in writing (which consent will not be unreasonably withheld or delayed), the Sponsors shall be deemed to have complied with their obligations to make Class A Sponsors' Loans, Class B Sponsors' Loans and/or Class C Sponsors' Loans to the extent, but only to the extent, that AMD Holding shall have made additional contributions to AMD Saxonia's Equity Capital (or other contribution to AMD Saxonia's capital reserves) which contributions are not otherwise required to be made pursuant hereto or to any other Operative Document;

     (iv)  the Sponsors shall not be relieved:

           (a) of the foregoing obligation by virtue of any Equity Capital (or other contribution to AMD Saxonia's capital reserves) contributed or required to be contributed to AMD Saxonia pursuant to Section 2.1 or (except as, and to the extent,
                              -----------
                  provided in clause (iii) above) otherwise;
                              ------------

           (b) of any obligation to make Class A Sponsors' Loans (or to contribute additional Equity Capital or other contributions to AMD Saxonia's capital reserves in lieu thereof) by virtue of any payment made by either Sponsor under the Sponsors' Guaranty;

           (c) of any obligation following Completion to make Class B Sponsors' Loans until and unless the Sponsors shall have paid all amounts payable under the Sponsors' Guaranty following a demand for payment made by the Agent thereunder (it being understood and agreed that the obligation of the Sponsors to make Class B Sponsors' Loans shall be subject to the occurrence of Completion); or

           (d) of any obligation to make Class A Sponsors' Loans, Class B Sponsors' Loans or Class C Sponsors' Loans by the additional Sponsors' Loans in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997 and referred to in Section
                                                                         -------
                  3.5 below;
                  ---

     (v) each Class A Sponsors' Loan shall be denominated in Deutsche Marks and the Deutsche Mark Equivalent thereof shall be calculated for the purpose of determining whether the Sponsors have complied with their obligations under Section 3.2; provided, however, that any Class A
                            -----------  --------  -------
          Sponsors' Loan may, with the consent of the Agent (such consent not to be unreasonably delayed or withheld), be funded in Dollars but for all purposes of this Agreement and the Sponsors' Loan Agreement shall be deemed to have been funded in Deutsche Marks in an amount which is equal to the Deutsche Mark Equivalent thereof;

     (vi) Class C Sponsors' Loans may be made in either Dollars or in Deutsche Marks at AMD Inc.'s option provided that:

          (a) for the purpose of determining whether the Sponsors have complied with their obligations under Section 3.4, any Class C Sponsors'
                                           -----------
              Loans made in Deutsche Marks shall be deemed converted to Dollars at the Agent's spot rate of exchange for the purchase of Dollars with Deutsche Marks prevailing on the date two (2) Business Days prior to the date such Class C Sponsors' Loans were made;

          (b) if AMD Inc. and AMD Saxonia agree, any Class C Sponsors' Loans may be denominated in Deutsche Marks but funded in Dollars and the Deutsche Mark amount of such Class C Sponsors' Loans shall be deemed to be the DM amount which is the equivalent of the Dollar amount so funded determined at the Agent's spot rate of exchange for the purchase of Dollars with Deutsche Marks prevailing on the date two (2) Business Days prior to the date such Class C Sponsors' Loans were made.

      (vii) the Sponsors shall be relieved of their respective obligations to make Class C Sponsors' Loans under Sections 3.1 and 3.4 if, but
                                                 ------------     ---
              only if:

              (a) the Sponsors shall have complied with each of their respective obligations under Article II and, insofar as such obligations
                                    ----------
                  relate to Class A Sponsors' Loans (or additional contributions to Equity Capital or AMD Saxonia's capital reserves in lieu thereof), this Article III; and
                                 ------------

              (b) following a demand for payment by the Agent under the
                  Sponsors' Guaranty, the Sponsors shall have paid all amounts payable under the Sponsors' Guaranty.

     (viii)   the amounts set forth in this Section 3.1 are cumulative minimum
                                            -----------
              aggregate amounts for both Sponsors, collectively; nothing contained herein shall be deemed to preclude the Sponsors (or either of them) from making additional Sponsors' Loans in order to fulfil their respective obligations contained in Article IV, V,
                                                               ----------  -
              VI, or VII, or for any other reason."
              --     ---     ---

(vi) In Article III, there shall be added a new Section 3.4 and the previous Section 3.4 will be renumbered 3.5 and shall be replaced as follows:

     "SECTION 3.4 Time of Class C Sponsors' Loans. The Class C Sponsors' Loans will be made in cash and in Same Day Funds and will be made as follows:

     (i)  by the Contribution Date at the latest, if:

          (a) AMD Inc.'s Consolidated Net Income for the Fiscal Year 1998 is equal to or greater than $140,000,000; and


          (b) AMD Inc. is permitted to fund the Class C Sponsors' Loans in full pursuant to Section 4.07 of the AMD Inc. Senior Secured Note
                          ------------
              Indenture without utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof; or
              -------------    -----------------

     (ii) if payment of the Class C Sponsors' Loans is not made in full in accordance with sub-para (i) above:
                          ------------

          (a) AMD Inc. will by the Contribution Date at the latest make payment to AMD Saxonia of such amount of the Class C Sponsors' Loans, if any, as it is permitted to make pursuant to Section 4.07 of the
                                                          ------------
              AMD Inc. Senior Secured Note Indenture without utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof; and

          (b) AMD Inc. will undertake a Stock Offering resulting in the receipt by AMD Inc. of net cash proceeds to AMD Inc. of at least $200,000,000 and make payment of an amount equal to the full amount of the Class C Sponsors' Loans less any amount already contributed under sub-para (ii) (a) above by 30 June 1999 at
                                -------------
              the latest; provided that:

     (iii) if at any time during the Fiscal Year 1998 AMD Inc. is permitted, pursuant to the terms of Section 4.07 of the AMD Inc. Senior Secured
                                     ------------
            Note Indenture without utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof, to do so and:

            (a) AMD Inc. makes the Class C Sponsors' Loans in full out of the proceeds of, and forthwith following, a Stock Offering undertaken by it in such Fiscal Year; or
            (b) AMD Inc. makes the Class C Sponsors' Loans in full, having achieved Consolidated Net Income of not less than $140,000,000 to the end of AMD Inc.'s most recently ended Fiscal Quarter for which financial statements are available, the Sponsors will be relieved of any further obligation under
     Sections 3.4 (i) and (ii) above.
     ------------

     SECTION 3.5 Additional Sponsors' Loans. In addition to the Class A Sponsors' Loans, the Class B Sponsors' Loans and the Class C Sponsors' Loans, the Sponsors (or either of them) may, from time to time, at their option make additional Sponsors' Loans in order to fulfil their respective obligations contained herein or otherwise to provide additional funds to AMD Saxonia.

     For the avoidance of doubt, the additional Sponsors' Loan in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997:

     (i) is hereby expressly agreed by the parties hereto to be an additional Sponsors' Loan pursuant to the terms of this Section 3.5 and
                                                       -----------
          subordinated as a Junior Liability under the Sponsors' Subordination Agreement; and

     (ii) shall not relieve the Sponsors from any obligation to make Class A Sponsors' Loans, Class B Sponsors' Loans or Class C Sponsors' Loans in accordance with Sections 3.2, 3.3 and 3.4 above respectively."
                          -----------------     ---

     and Sections 3.6 and 3.7 shall be renumbered accordingly and any cross
         ------------     ---
     references thereto and to the previous Section 3.4 shall be changed
                                            -----------
     accordingly.

(vii) In Section 4.1, the following shall be deleted:

      "The Sponsors shall be required to provide AMD Saxonia with Same Day Funds in the amount of the Sponsors' Applicable Share of any Cost Overrun:

      (i) on or prior to the occasion of each drawdown of a Tranche B Advance, and as a condition to the making thereof; and

      (ii) promptly following any notice from the Agent or the Technical Advisor to AMD Inc. to the effect that the Cost to Complete exceeds the funds otherwise available to AMD Saxonia for such purpose (including, without limitation, the Available Tranche A Amount, the Available Tranche B Amount, and the balance, if any, of collected funds then on deposit in the Operating Account, together with the then value of the Cash Equivalent Investments acquired with the proceeds of the Operating Account)."

(viii) Sections 4.3 (Time of Payment), 4.4 (Post Completion Adjustment), 4.5 (Determination of Cost Overruns) and 4.6 (Projected Total Cost) shall be replaced as follows:

       "SECTION 4.3  Time of Payment.

     (i) The Sponsors shall be required to provide AMD Saxonia with Same Day Funds in the amount of the Sponsors' Applicable Share of any Cost Overrun (other than a Deemed Cost Overrun, as to which Section 4.3
          (ii) shall apply):

          (a) on or prior to the occasion of each drawdown of a Tranche B Advance, and as a condition to the making thereof; and

          (b) promptly following any notice from the Agent or the Technical Advisor to AMD Inc. to the effect that the Cost to Complete exceeds the funds otherwise available to AMD Saxonia for such purpose (including, without limitation, the Available Tranche A Amount, the Available Tranche B Amount, and the balance, if any, of collected funds then on deposit in the Operating Account, together with the then value of the Cash Equivalent Investments acquired with the proceeds of the Operating Account).

     (ii) If at any time following the funding of a Cash Funded Cost Overrun, there occurs a shortfall in Minimum Liquidity ("Liquidity Shortfall"),
                                                          -------------------
          there shall be deemed to have occurred a Cost Overrun (a "Deemed Cost
                                                                    -----------
          Overrun") in an amount equal to whichever is the lesser of:
          -------

          (a) the total of all the Cash Funded Cost Overruns funded prior to the date of such Liquidity Shortfall less any Deemed Cost Overruns funded prior to the date of such Liquidity Shortfall; and

          (b)  the Liquidity Shortfall,

          and the Sponsors undertake, jointly and severally, to provide AMD Saxonia with Same Day Funds promptly after the date of such Liquidity Shortfall in an amount equal to the Sponsors' Applicable Share of such Deemed Cost Overrun.

     SECTION 4.4  Post Completion Adjustment.  Following Completion, if:

     (i) AMD Holding has made contributions to AMD Saxonia's Equity Capital (or other contributions to AMD Saxonia's capital reserves), other than contributions of the minimum Equity Capital referred to in Article II;
                                                                     ----------
          or

     (ii) a Sponsor has made Sponsors' Loans to AMD Saxonia (other than Class A Sponsors' Loans, Class B Sponsors' Loans or Class C Sponsors' Loans),

     in either case to enable AMD Saxonia to have sufficient funds to pay Cost Overruns (the aggregate amount so contributed or lent to AMD Saxonia being hereinafter called the "Sponsors' Cost Overrun Contribution"), then,
                             -----------------------------------
     provided that no Event of Default, Unmatured Event of Default or Event of Termination has occurred and is continuing, AMD Saxonia shall, at the request of a Sponsor, and with the consent of the Agent, repay to such Sponsor Sponsors' Loans in an amount which is equal to the excess, if any, of:

     (i)  the Sponsors' Cost Overrun Contribution

     over
     ----

     (ii)  the Sponsors' Applicable Share of the Cost Overruns prior to
           Completion.

     The Agent shall be required to grant such consent unless it has actual knowledge that an Event of Default, Unmatured Event of Default or Event of Termination shall have occurred and be continuing.

     SECTION 4.5 Determination of Cost Overruns. As soon as reasonably practicable after a Cost Overrun has been identified by a Relevant AMD Inc. Individual or by the Technical Advisor, the AMD Companies shall calculate the amount of any Cost Overrun and furnish such calculation to the Agent together with a statement as to the proposed method of funding such Cost Overrun and such additional information as the Agent may reasonably request; provided, however, that if the Technical Advisor, acting
              --------  -------
     reasonably and in good faith at the request of the Agent, identifies and calculates a Cost Overrun or disagrees with the AMD Companies' identification or calculation thereof, the Technical Advisor's calculation shall, for purposes of this Agreement, be conclusive and binding. The Agent will promptly advise the AMD Companies and the Banks of any determination by the Technical Advisor pursuant to the proviso to the preceding sentence.
                                              -------

     SECTION 4.6 Projected Total Cost. If, at any time, the Projected Total Cost exceeds DM 3,846,000,000 (three billion eight hundred forty six million Deutsche Marks), then, as soon as reasonably practicable (and, in any case, within 10 Business Days) following receipt of a demand by the Agent pursuant to (S) 21.2(xxiii) of the Loan Agreement, an Event of
                       ---------------
     Default shall be deemed to have occurred unless AMD Inc. provides the Agent with such evidence as shall be reasonably satisfactory to the Agent with respect to the ability of AMD Inc. and AMD Saxonia to fund the entire remaining Cost to Complete, after giving effect to the sum of (i) the Available Tranche A Amount, plus (ii) the Available Tranche B Amount."
                                 ----

(ix) SECTION 6.2   (Payment of Shortfall) shall be amended by replacing
     paragraph (ii) (a) after "For the avoidance of doubt" by the following:

     "(ii) (a)  any prior Sponsors' Loans made by the Sponsors (or either of them), including without limitation, the additional Sponsors' Loan in an amount of $34,000,000 made by AMD Inc. to AMD Saxonia on 26 September 1997 and referred to in Section 3.5 above; "
                                               -----------

(x) In Article XIII (Covenants), Section 13.1 (i), there shall be deleted in sub-paras (b) and (c) the words "(including source and application of funds)".

(xi) All references to Dresdner Bank AG in its capacity as Agent, including its address, as the case may be, shall be replaced by corresponding references to Dresdner Bank Luxembourg S.A., including its address, as the case may be, in such capacity.


                                  ARTICLE III
                     REVISED BUDGET AND DISCLOSURE SCHEDULE

The parties hereto confirm that the Project Budget attached as Exhibit I hereto
                                                               ---------
is, the "Approved Project Budget" for all purposes of the Sponsors' Support Agreement until such time as there is another Approved Project Budget in accordance with the terms of the Sponsors' Support Agreement. The parties hereto agree that the Sponsors' Disclosure Schedule in Schedule II to the Sponsors' Support Agreement shall be deleted and be replaced with the Sponsors' Disclosure Schedule attached as Exhibit II hereto.


                                   ARTICLE IV
                                 MISCELLANEOUS

SECTION 4.1 Representations and Warranties Each of the Sponsors hereby represents and warrants that:

(a) Organization; Corporate Power. It is duly incorporated and validly existing under the laws of the jurisdiction of its organization, and has all necessary power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Sponsors' Support Agreement, as amended hereby;

(b) Corporate Authority; No Conflict. The execution and delivery by it of this Amendment, and the performance by it of its obligations under the Sponsors' Support Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action (including any necessary shareholder action) on its part, and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, or of its charter or by-laws or (ii) result in a breach of, result in a mandatory prepayment or acceleration of indebtedness evidenced by or secured by, or constitute a default under, any indenture or loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or its properties may be bound, or require the creation or imposition of any encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by it; and

(c) Valid and Binding Obligations. The Sponsors' Support Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and, as to enforceability, by general equitable principles.

SECTION 4.2 Repetition of Representation and Warranties. The representations and warranties contained in Sections 12.1 and 12.2 of the Sponsors' Support
                            -------------     ----
Agreement shall be repeated on the date hereof except to the extent any such representation and warranty expressly relates solely to an earlier date.

SECTION 4.3  Miscellaneous.

(a) This Amendment is limited as specified and, except as expressly herein provided, shall not constitute a modification, amendment or waiver of any other provision of the Sponsors' Support Agreement or any provision of any other Operative Document. Except as specifically amended by this Amendment, the Sponsors' Support Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b) This Amendment shall be an Operative Document under and for purposes of the Sponsors' Support Agreement.

(c) The form and execution of this Amendment and all rights and obligations of the parties arising hereunder shall be governed by the laws of the Federal Republic of Germany.

(d)  This Amendment has been executed in the English language.

(e) This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties set out below has caused this Amendment to be duly executed and delivered by its respective officer or agent thereunto duly authorised as of the date first above written.


ADVANCED MICRO DEVICES, INC.

By /s/ Marvin D. Burkett
   ------------------------------

Its _____________________________



AMD SAXONY HOLDING GMBH

By /s/ Marvin D. Burkett
   ------------------------------

Its _____________________________



DRESDNER BANK LUXEMBOURG S.A., as
Agent

/s/ illegible signature
_________________________________



DRESDNER BANK AG, as Security Agent

/s/ illegible signature
_________________________________